SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                November 2, 2007


                         Money Centers of America, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation of organization)



                 000-49723                      23-2929364
          (Commission File Number) (IRS Employer Identification Number)




                       700 South Henderson Road, Suite 325
                       King of Prussia, Pennsylvania 19406
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (610) 354-8888




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02   Departure of Directors or Certain Officers; Election of
            Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (a) On November 2, 2007, Jonathan P. Robinson submitted his resignation from the Board of Directors of Money Centers of America, Inc. (the "Company").

         (b) On November 2, 2007, pursuant to authority in its bylaws, the Board of Directors elected Terry Contreras to fill the vacancy created by the resignation of Jonathan P. Robinson. Mr. Contreras also was appointed to replace Mr. Robinson as chairman of the Company's Audit Committee. Since February of 2002, Mr. Contreras, age 45, has been the Chief Financial Officer of Rolling Hills Casino. From April 2000 to February 2002, Mr. Contreras was the Vice President of Polaris Gaming Group, LLC.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MONEY CENTERS OF AMERICA, INC.

                                          By:  /s/ Jason P. Walsh
                                               -------------------------
                                               Name: Jason P. Walsh
                                               Title:  Chief Financial Officer

Date:  November 8, 2007